Fees Summary	Dec. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 298,881,000.00
Previously Paid Amount	0.00
Total Fee Amount	41,275.47
Total Offset Amount	0.00
Net Fee	$ 41,275.47
Final Prospectus	false